UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13 2004

Unigene Laboratories, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-16005	22-2328609
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 Little Falls Road, Fairfield, New Jersey	07004
(Address of Principal Executive Offices)	(Zip Code)

(973) 882-0860

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On July 13, 2004, Unigene Laboratories, Inc. (the “Company”) issued a press release announcing the appointment of Robert F. Hendrickson to the Company’s board of directors. A copy of the press release is furnished as Exhibit 99.1 to this report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits.

99.1	Press Release dated July 13, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIGENE LABORATORIES, INC.

/s/ Warren P. Levy
Date: July 13, 2004	By:	Warren P. Levy
	Title:	President